SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2002

ACCEPTANCE INSURANCE COMPANIES INC.
(Exact name of registrant as specified in its charter)

                                      Delaware                        1-7461                            31-0742926
                              (State of Incorporation)   (Commission File Number)      (IRS Employer
                                                                                                                Identification Number)

535 West Broadway
Council Bluffs, Iowa 51503
(Address of Principal Executive Offices)
(Zip Code)

Registrant's Telephone Number, Including Area Code:
(712) 328-3918

   __________

Not applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.

For Immediate Release

ACCEPTANCE INSURANCE COMPANIES INC.
SETS CONFERENCE CALL ON FIRST QUARTER RESULTS

(Omaha, Nebraska, April 19, 2002). Acceptance Insurance Companies Inc. (NYSE: AIF) announced today that it will hold a conference call for all interested parties to discuss its 2002 first quarter results at 9:30 a.m. (Central) Tuesday, May 7, 2002. The Company will release its results before the market opens on Tuesday, May 7, 2002.

Interested parties may access the Company’s conference call at 212.346.6475 five minutes before the call to insure timely participation.

PostView is available from 11:30 a.m. (Central) May 7 to 11:30 a.m. (Central) May 8. To access PostView, dial 800.633.8284 or 858.812.6440 and enter reservation number 20551097.

Acceptance Insurance Companies Inc. is an insurance holding company providing agricultural risk management products and services throughout the United States. American Agrisurance, Inc., the Company's wholly owned crop insurance marketing subsidiary, is a widely recognized leader in the crop insurance industry.

Contacts:

John E. Martin
President and Chief Executive Officer
Acceptance Insurance Companies Inc.
800.999.7475

Dwayne D. Hallman
Chief Financial Officer
Acceptance Insurance Companies Inc.
800.999.7475

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        ACCEPTANCE INSURANCE COMPANIES INC.

                                                                        By: /s/ Dwayne D. Hallman
                                                                        Chief Financial Officer and Treasurer

                                                                        April 19, 2002